UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021 (June 1, 2021)

BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2021, the Company issued a press release announcing Howard M. Levkowitz will be stepping down as Chief Executive Officer of BlackRock TCP Capital Corp. (the “Registrant”), effective as of the close of business on August 5, 2021 and will be stepping down as a Director and Chairman of the Registrant’s Board of Directors (the “Board”) effective as of the close of business on September 30, 2021.   Mr. Levkowitz’s decision to retire is due to personal reasons and he has not expressed any disagreement with the Company on any matters relating to the Company’s operations, policies, or practices. A copy of the press release is furnished as exhibit 99.1 and is incorporated herein by reference.

The Board of the Registrant thanks Mr. Levkowitz for his leadership and vision, as well as his many contributions to the Registrant as Chief Executive Officer, Director and Chairman of the Board since its inception. The Board confirms that Mr. Levkowitz is leaving on good terms with management and the Board.

Mr. Levkowitz was a founding partner of Tennenbaum Capital Partners, LLC the Registrant’s investment manager (the “Advisor”) and has served as an officer of the Registrant and its predecessor entities since 1997. In connection with the merger of the Advisor into a subsidiary of BlackRock Inc. (“BlackRock”), in August 2018, Mr. Levkowitz became a Managing Director at BlackRock and certain other BlackRock-affiliated entities.

A copy of Mr. Levkowitz’s letter of resignation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On June 1, 2021, the Board of the Registrant appointed Rajneesh Vig as Chief Executive Officer of the Registrant, effective as of the close of business on August 5, 2021 and appointed Mr. Vig as Chairman of the Board effective as of the close of business on September 30, 2021. Mr. Vig has served as the Company’s President and Chief Operating Officer since the initial public offering in 2012. Mr. Vig joined the Advisor in 2006 and is a Managing Director of BlackRock and is co-head and investment committee chair of the BlackRock U.S. Private Capital business.

On June 1, 2021, the Board appointed Philip M. Tseng to succeed Mr. Vig as Chief Operating Officer of the Registrant effective as of the close of business on August 5, 2021, and as President of the Registrant effective as of the close of business on September 30, 2021.  Mr. Tseng joined the Advisor in 2004 and is a Managing Director of BlackRock and co-head of the BlackRock U.S. Private Capital business.

Item 9.01.	Financial Statements and Exhibits

(d)          Exhibits

99.1	Press release, dated as of June 1, 2021

99.2	Letter of Resignation of Howard M. Levkowitz, Chief Executive Officer, Director and Chairman of the Board of the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock TCP Capital Corp.

Date: June 1, 2021	By:	/s/ Elizabeth Greenwood
	Name:	Elizabeth Greenwood
	Title:	Secretary